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                              THE BERKSHIRE FUNDS

                               2000 Annual Report









                      BERKSHIRE FOCUS + TECHNOLOGY FUNDS



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[Graphic Omitted]

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  FROM OUR PERSPECTIVE WE SEE A WORLD OF UNLIMITED INVESTMENT OPPORTUNITIES.
Right now, at this very moment, the companies we have invested in are working hard on your behalf to create shareholder value. How do we find such dedicated companies? You can start with our strategic location in Silicon Valley. You see, from our vantage point we have a front row seat to the greatest technological revolution mankind has ever seen. So if there is a company positioned to benefit from the revolution, you can bet there's a good chance we already know about them. Striving to find the best investment opportunities for your money has always been the key to our success.

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                                      *


Cover: Technician holding a silicon wafer.


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                                      *
                       -------------------------------
                          LETTER TO THE SHAREHOLDERS



Dear Shareholder,

The year 2000 will surely be remembered as one of the most volatile periods in the history of U.S. financial markets. After soaring a record 86.1% in 1999, the technology-dominated Nasdaq Composite Index erased nearly all of its substantial gains in 2000, posting a loss of 39.2%. This decline set a new record for the worst annual performance in the history of the index. Meanwhile, the Dow Jones Industrial Average and Standard & Poor's 500 Index finished the year relatively unscathed, declining just 4.7% and 9.1%, respectively. Given these challenging conditions, we were gratified with our funds' year-end results as compared to the major market indices. We have always believed that the key to successful investing is finding great companies that can deliver shareholder value in any economic environment. So, despite the extreme market swings that characterized the period, our fundamental convictions in our portfolio holdings remained intact. We maintained our heavy weighting in the technology sector - still the fastest growing segment within the economy.

The first quarter saw a continuation of the strong rally in technology stocks which began in October of 1999. Against the backdrop of strong economic growth and rising interest rates, investors tossed out all valuation concerns and pushed the Nasdaq Composite Index to record heights. The Dow Jones Industrial Average and Standard & Poor's 500 Index, on the other hand, continued to underperform as investors rotated out of "old economy" stocks and into "new economy" stocks. This trend would continue until the end of the second quarter when fears of higher interest rates finally gripped the markets, triggering a violent sell-off in technology stocks. The downturn inflicted heavy damage to the Nasdaq Composite Index. From peak to trough the index lost 37.3% of its value, making it one of the most precipitous declines in stock market history. Meanwhile, the Dow Jones Industrial Average and Standard & Poor's 500 Index managed to recoup nearly all of their earlier losses as investors redirected their attention back to undervalued "old economy" stocks. By the end of the quarter, the markets had settled into a trading range and technology stocks managed to finish on a positive note.


                                      4

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The  second-half  of  2000 began with a modest rally in the overall markets as investor sentiment once again turned positive. A series of economic reports had revealed a rapid downshift in the economy, fueling speculation that the Federal Reserve had successfully navigated a "soft landing." Investors rushed to embrace stocks, optimistic that the Fed's tightening cycle had finally come to an end. The rebound was short-lived, however, as new concerns began to
emerge   about   foreign   currency  fluctuations,  rising  energy  costs  and
disappointing corporate earnings reports. In the fourth quarter, market psychology would shift again, on fears that a slowdown in the economy would manifest into a recession. This caused stock prices to slide across the board and the Nasdaq Composite Index to fall into another tailspin. Making matters worse, volatility in the markets intensified as investors grappled with the uncertainties surrounding the presidential election. When it became apparent the election was stuck at an impasse, confidence in the markets continued to erode - igniting several broad sell-offs which would last until the end of the year.

Although the markets experienced a setback during the year, we remain confident that valuations were realigned with prevailing fundamentals. In addition, we were pleased with our ability to take advantage of the market's dislocations by adding to our positions at substantial discounts. As we look ahead, we expect market volatility to persist in the near-term as the economy continues to decelerate. Nevertheless, we are very optimistic about the long-term prospects for the equity markets - especially the technology sector. So you can expect us to remain committed to our aggressive, high-growth style of investing despite the unprecedented volatility that challenged us throughout the year. Our focus, as always, will be to identify those companies that are poised to benefit from the powerful trends emerging from the marketplace. We believe our in-depth research combined with our strategic location in Silicon Valley will enable us to find the best investment opportunities for your money. We appreciate your confidence in our abilities and thank you for your investment in the Berkshire Funds.


Malcolm R. Fobes III

/s/ Malcolm R. Fobes III

Portfolio Manager
Berkshire Focus Fund
Berkshire Technology Fund


                                      5

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                             BERKSHIRE FOCUS FUND

                  Portfolio Discussion and Performance Data

                                   12/31/2000

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                                      *


Photo: Close-up of silicon wafers.


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                           FOCUS FUND'S DISCUSSION


For the twelve months ended December 31, 2000, the Berkshire Focus Fund declined 16.04% compared to the 9.10% decline posted by our benchmark, the Standard & Poor's 500 Index (1). These results placed the Fund 259th out of 544 large-cap growth funds tracked by Lipper, Inc., a leading mutual fund rating company.(2)

Our heavy weighting in technology stocks was a significant contributor to the Fund's strong results in the first half of 2000. Those substantial gains, however, were overcome by losses during the last six months of the year. A slowing economy and ensuing inventory build-up in the leading Semiconductor, Fiber Optic and Networking companies resulted in sharp declines in many of the Fund's top holdings. During Q4, we shifted the Fund's weighting to areas of technology that would be most immune to a downturn in the economy: Storage Devices and Software. Meanwhile, we reduced our exposure to the Semiconductor, Fiber Optic and Networking sectors - although we remain optimistic about their long-term industry trends.

Semiconductors were the Fund's most heavily-weighted sector, representing 23.5% of net assets, down from 36.4% at the end of Q2. During the period, we saw demand for high-performance, high-bandwidth chipsets used in optical networking gear continue to explode. As a result, we increased our positions in Applied Micro Circuits (AMCC) and Vitesse Semiconductor (VTSS). We also boosted our position in TriQuint Semiconductor (TQNT), a leading manufacturer of chipsets for optical networking and cellular phones. In Q3, we decided to sell our positions in Applied Materials (AMAT), Cree (CREE), Intel (INTC) and LSI Logic (LSI), reducing our exposure to the Semiconductor sector. By the end of the year, we saw the valuation of our holdings in PMC-Sierra (PMCS) and Broadcom (BRCM) decline dramatically, as concerns over rising inventory levels began to mount.

The Storage Devices sector was the Fund's second-largest weighting at 20.0% of net assets, up from 12.5% at the end of Q2. This sector was led by our investment in EMC Corp. (EMC), the Fund's largest holding at the end of the year. Our analysis of EMC convinced us the exponential growth in data would continue to fuel strong demand for the company's enterprise storage systems. Moreover, we found evidence that spending on storage systems was considered non-discretionary, possibly shielding EMC from a downturn in the economy. This thought process also led us to increase our position substantially in Brocade Communications Systems (BRCD). Brocade is the world's largest supplier of fibre channel switching solutions for storage area networks. Lastly, we maintained our relative weighting in network attached storage leader, Network Appliance (NTAP).


                                      8

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                 -------------------------------------------


At 16.2% of net assets, the Software sector had the Fund's third-largest weighting. This was up considerably from our 2.5% position at the end of Q2. Leading the way was our investment in BEA Systems (BEAS), the preeminent
supplier   of  infrastructure  software  for  high-end,  transaction-oriented
e-commerce applications. We also continued to own VERITAS Software (VRTS), our only investment within the Software sector from the prior period. Siebel Systems (SEBL), i2 Technologies (ITWO) and Ariba (ARBA) were all among the new software investments made by the Fund during the second half.

The Fiber Optics sector represented 15.9% of the Fund's net assets, down from 20.0% at the end of Q2. During the period, CIENA Corp. (CIEN) became the Fund's top position within this segment. The company continued to benefit from the tremendous growth of Internet data traffic and the subsequent demand for its high-end, optical networking gear. Corning (GLW), the world's largest manufacturer of optical fiber, also reported strong results during the period. In Q3, we increased our position in SDL (SDLI) and decreased our position in JDS Uniphase (JDSU) in anticipation of their pending merger.

Rounding out the Fund's portfolio were the Computer, Internet Services, and Networking sectors - representing 3.3%, 3.7% and 14.0% of net assets respectively.


[Graphic Omitted]


(1) All returns include reinvested dividends.

(2) Lipper, Inc. defines a large-cap growth fund as one that "invests at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Large-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified large-cap funds universe average." As of December 31, 2000, Berkshire Focus Fund ranked 259/544 of large-cap growth funds. The ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

See pages 10 and 11 for the total returns of the Fund and its respective benchmarks, including the Dow Jones Industrial Average, S&P 500 Index and NASDAQ Composite Index.

Past performance does not guarantee future results.


                                      9

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                       FOCUS FUND'S RELATIVE PERFORMANCE
    Growth of a hypothetical $10,000 investment since inception (July 1, 1997)


                         FOCUS FUND vs. THE S&P 500 INDEX


                                 [GRAPHIC OMITTED]


                                 S&P 500       BERKSHIRE FOCUS
                                  INDEX             FUND
                  MONTH         $ AMOUNT         $ AMOUNT
                  ------        ---------      -------------
                  JUN-97         $10,000         $ 10,000
                  JUL-97          10,795           10,000
                  AUG-97          10,191            9,950
                  SEP-97          10,748           10,050
                  OCT-97          10,390            9,500
                  NOV-97          10,870            9,510
                  DEC-98          11,057            8,738
                  JAN-98          11,179            9,699
                  FEB-98          11,985           10,174
                  MAR-98          12,598           10,174
                  APR-98          12,725           10,346
                  MAY-98          12,506           10,043
                  JUN-98          13,014           11,539
                  JUL-98          12,876           11,560
                  AUG-98          11,017            9,314
                  SEP-98          11,722           11,287
                  OCT-98          12,675           11,620
                  NOV-98          13,443           14,078
                  DEC-98          14,217           17,822
                  JAN-99          14,811           20,835
                  FEB-99          14,351           19,177
                  MAR-99          14,925           22,776
                  APR-99          15,503           23,740
                  MAY-99          15,138           20,976
                  JUN-99          15,977           23,036
                  JUL-99          15,479           21,735
                  AUG-99          15,402           24,001
                  SEP-99          14,980           24,749
                  OCT-99          15,928           26,884
                  NOV-99          16,252           31,405
                  DEC-99          17,208           43,289
                  JAN-00          16,344           44,376
                  FEB-00          16,035           62,228
                  MAR-00          17,602           60,272
                  APR-00          17,073           53,253
                  MAY-00          16,723           45,712
                  JUN-00          17,135           56,317
                  JUL-00          16,867           57,013
                  AUG-00          17,914           71,627
                  SEP-00          16,969           67,248
                  OCT-00          16,897           56,719
                  NOV-00          15,566           36,118
                  DEC-00          15,642           36,346


Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All relative performance data reflect reinvested dividends.



                                     *
                -------------------------------------------
                              TOP 10 HOLDINGS


        SECURITY                              12/31/00    6/30/00
        ----------------------------------------------------------
        EMC Corp.                               8.06%      4.16%
        Juniper Networks, Inc.                  7.59%      4.52%
        Applied Micro Circuits Corp.            7.58%      6.15%
        Brocade Communications Systems, Inc.    7.35%      2.56%
        BEA Systems, Inc.                       6.36%        -
        CIENA Corp.                             5.64%      2.75%
        PMC-Sierra, Inc.                        4.96%      7.18%
        Cisco Systems, Inc.                     4.58%      4.99%
        Network Appliance, Inc.                 4.55%      4.00%
        TriQuint Semiconductor, Inc.            4.46%      2.54%


Stated as a percentage of total net assets as of 12/31/00.

The holdings information provided should not be construed as a recommendation to purchase or sell a particular security and may not be representative of the Fund's current or future investments.

                                       *
                  -------------------------------------------
                        FOCUS FUND'S PERFORMANCE SUMMARY
                     Total returns for period ended 12/31/00



                                  1 Year    Since Inception(A)   Cumulative(B)

BERKSHIRE FOCUS FUND             (16.04%)          44.48%          263.46%
------------------------------------------------------------------------------
Dow Jones Industrial Average      (4.72%)          12.06%           48.97%
S&P 500 Index                     (9.10%)          13.63%           56.42%
NASDAQ Composite Index           (39.18%)          16.98%           73.19%
------------------------------------------------------------------------------


(A) Average annual total return since inception (July 1, 1997).
(B) From July 1, 1997 to December 31, 2000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.

This Fund may concentrate its investments in the technology industry. As a result, the Fund is subject to greater risk than more diversified funds because of its concentration of investments in fewer companies and certain segments of a single industry.

This Fund's returns have been positively impacted by purchasing technology companies in a period favorable for these stocks. Investors should maintain realistic expectations for future performance. Such performance is not sustainable.



                                       *
                  -------------------------------------------
                               HOLDINGS BY SECTOR

                                [Graphic Omitted]

                            Semiconductors       23.5%
                            Storage Devices      20.0%
                            Software             16.2%
                            Fiber Optics         15.9%
                            Networking           14.0%
                            Internet Services     3.7%
                           *Other                 3.4%
                            Computer              3.3%


Stated as a percentage of total net assets as of 12/31/00.
*Net of receivables and payables.

The holdings by sector are presented to illustrate examples of the sectors in which the Fund has bought securities and may not be representative of the Fund's current or future investments.

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[Graphic Omitted]

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                          BERKSHIRE TECHNOLOGY FUND

                  Portfolio Discussion and Performance Data

                                   12/31/2000

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                                      *


Photo: Close-up of a computer hard drive mechanism.


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                                      *
                       -------------------------------
                         TECHNOLOGY FUND'S DISCUSSION


The Berkshire Technology Fund declined 19.50% for the twelve months ended December 31, 2000, outperforming its benchmark, the Nasdaq Composite Index, which declined by 39.18%(1). These results placed the Fund 28th out of 177 science and technology funds tracked by Lipper, Inc., a leading mutual fund rating company.(2)

For the first half of 2000, we were able to successfully navigate the extreme volatility of the markets by concentrating our investments in companies that enable the tremendous growth of the Internet. These "enablers" were comprised principally of the world's leading franchises within the Semiconductor, Fiber Optics, Networking and Storage Devices sectors. Although the market downturn inflicted heavy damage to technology stocks, nearly all of our investments within these categories posted strong gains for the first six months. By the end of Q3, however, sentiment quickly turned against many of our technology enabling companies. Fears of a slowing economy and concerns over rising inventory levels caused the Fund to surrender all of its gains. Despite these challenging conditions, we remained focused on our goal of identifying companies that would deliver shareholder value during any economic environment. Our rigorous analysis of the Software and Storage Devices sectors, for example, indicated that spending within these areas was somewhat shielded from an economic downturn. As a result, we reduced our exposure to the Semiconductor, Fiber Optics and Networking sectors, and shifted our weighting to companies within the Software and Storage Devices sectors.

At 24.4% of the portfolio, Semiconductors were the Fund's most heavily-weighted sector. This was down modestly from our 34.4% position at the end of Q2. Leading the way was our investment in Applied Micro Circuits
(AMCC), the Fund's largest holding. The company continued to benefit from the explosive growth in demand for high-performance chipsets used in optical networking equipment. Our investments in Vitesse Semiconductor (VTSS) and TriQuint Semiconductor (TQNT) were also uniquely positioned to benefit from this trend. During the period, we divested our positions in Applied Materials
(AMAT), Cree (CREE), LSI Logic (LSI), TranSwitch (TXCC) and Xilinx (XLNX). Meanwhile, our investments in PMC-Sierra (PMCS), Broadcom (BRCM) and Integrated Device Technology (IDTI) remained intact, reflecting our continued optimism for the communications chip sector.

Storage Devices were the Fund's second-largest weighting, representing 19.9% of net assets, up from 13.6% at the end of Q2. Our top holding within this sector was Brocade Communications Systems (BRCD), which controls over 90% of the fibre channel switch market for storage area networks. We believe Brocade's intensely-focused management has positioned the company to


                                      14

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                                      *
                 -------------------------------------------


capture an even larger percentage of the market going forward. Storage leaders EMC Corp. (EMC) and Network Appliance (NTAP) were the Fund's only other holdings within the Storage sector at the end of the period.

At 17.2% of net assets, the Software sector had the Fund's third-largest weighting. This represented a substantial increase from our initial weighting of 4.5% at the end of Q2. We maintained our sizable position in VERITAS Software (VRTS), as the company continued to deliver solid financial results. During the period, we established a new position in BEA Systems (BEAS). The company has successfully positioned its software as the critical platform for building and running e-Business applications. We also added positions in companies benefitting from the strong demand for Internet infrastructure software, including Ariba (ARBA), i2 Technologies (ITWO) and Siebel Systems
(SEBL).

The Fiber Optics sector represented 15.9% of the Fund's net assets, down from 20.6% at the end of Q2. Within this sector, we were especially excited about our investments in CIENA Corp. (CIEN) and Corning (GLW), as both continued to benefit from the unprecedented growth opportunities in the optical networking market. Other long-time winners for the Fund included JDS Uniphase (JDSU) and SDL (SDLI).

Rounding out the Fund's portfolio were the Computer, Internet Services, and Networking sectors - representing 3.3%, 3.8% and 14.0% of net assets respectively.


[Graphic Omitted]


(1) All returns include reinvested dividends.

(2) Lipper, Inc. defines a science and technology fund as one that "invests 65% of its equity portfolio in science and technology stocks." As of December 31, 2000, Berkshire Technology Fund ranked 28/177 of science and technology funds. The ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

See pages 16 and 17 for the total returns of the Fund and its respective benchmarks, including the Dow Jones Industrial Average, S&P 500 Index and NASDAQ Composite Index.

Past performance does not guarantee future results.


                                      15

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                                       *
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                     TECHNOLOGY FUND'S RELATIVE PERFORMANCE
                  Growth of a hypothetical $10,000 investment
                      since inception (December 29, 1999)


                 TECHNOLOGY FUND vs. THE NASDAQ COMPOSITE INDEX


                                [GRAPHIC OMITTED]


                                  NASDAQ         BERKSHIRE
                                COMPOSITE        TECHNOLOGY
                                  INDEX             FUND
                  MONTH         $ AMOUNT         $ AMOUNT
                  ------        ---------      -------------
                  DEC-99         $10,000         $ 10,000
                  JAN-00           9,751           10,390
                  FED-00          11,624           14,610
                  MAR-00          11,319           13,590
                  APR-00           9,557           11,840
                  MAY-00           8,421           10,080
                  JUN-00           9,822           12,460
                  JUL-00           9,329           12,630
                  AUG-00          10,419           15,900
                  SEP-00           9,099           14,920
                  OCT-00           8,349           12,590
                  NOV-00           6,438            7,930
                  DEC-00           6,124            8,050


Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All relative performance data reflect reinvested dividends.



                                     *
                -------------------------------------------
                              TOP 10 HOLDINGS


        SECURITY                              12/31/00    6/30/00
        ----------------------------------------------------------
        Applied Micro Circuits Corp.            8.54%      6.33%
        Brocade Communications Systems, Inc.    8.14%      3.05%
        Juniper Networks, Inc.                  7.45%      4.68%
        EMC Corp.                               7.26%      4.24%
        BEA Systems, Inc.                       7.04%        -
        CIENA Corp.                             5.70%      2.74%
        PMC-Sierra, Inc.                        4.92%      6.82%
        Cisco Systems, Inc.                     4.54%      4.85%
        Network Appliance, Inc.                 4.47%      4.58%
        TriQuint Semiconductor, Inc.            4.34%      2.37%


Stated as a percentage of total net assets as of 12/31/00.

The holdings information provided should not be construed as a recommendation to purchase or sell a particular security and may not be representative of the Fund's current or future investments.

                                       *
                  -------------------------------------------
                      TECHNOLOGY FUND'S PERFORMANCE SUMMARY
                     Total returns for period ended 12/31/00



                                  1 Year    Since Inception(A)   Cumulative(B)

BERKSHIRE TECHNOLOGY FUND        (19.50%)         (19.31%)         (19.50%)
------------------------------------------------------------------------------
Dow Jones Industrial Average      (4.72%)          (4.60%)          (4.61%)
S&P 500 Index                     (9.10%)          (8.72%)          (8.74%)
NASDAQ Composite Index           (39.18%)         (38.68%)         (38.76%)
------------------------------------------------------------------------------


(A) Average annual total return since inception (December 29, 1999).
(B) From December 29, 1999 to December 31, 2000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.

This Fund concentrates its investments in the technology industry. As a result, the Fund is subject to greater risk than more diversified funds because of its concentration of investments in fewer companies and certain segments of a single industry.



                                       *
                  -------------------------------------------
                               HOLDINGS BY SECTOR

                                [Graphic Omitted]

                            Semiconductors       24.4%
                            Storage Devices      19.9%
                            Software             17.2%
                            Fiber Optics         15.9%
                            Networking           14.0%
                            Internet Services     3.8%
                            Computer              3.3%
                           *Other                 1.5%


Stated as a percentage of total net assets as of 12/31/00.
*Net of receivables and payables.

The holdings by sector are presented to illustrate examples of the sectors in which the Fund has bought securities and may not be representative of the Fund's current or future investments.

[Graphic Omitted]

                                      *
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                        AUDITED FINANCIAL STATEMENTS

                                   12/31/2000

------------------------------------------------------------------------------
                                      *

[Graphic Omitted]

                                      *
               -------------------------------------------------
               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Shareholders and Board of Trustees

The Berkshire Funds
San Jose, California

We have audited the accompanying statements of assets and liabilities of The Berkshire Funds (comprised of the Berkshire Focus Fund and the Berkshire Technology Fund), including the schedules of portfolio investments, as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for the two years then ended and financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the
financial   statements   and   financial  highlights  are  free  of  material
misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian and brokers as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Berkshire Funds as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for the two years then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.


McCurdy & Associates CPA's, Inc.

Westlake, Ohio 44145
January 6, 2001

                                      *
                       -------------------------------
               PORTFOLIO OF INVESTMENTS - BERKSHIRE FOCUS FUND
                               December 31, 2000



 Shares       Common Stocks                                          Value


              COMPUTER - 3.3%                                $   9,201,092
--------------------------------------------------------------------------
330,084       Sun Microsystems, Inc.*                            9,201,092

              FIBER OPTICS - 15.9%                              44,401,359
--------------------------------------------------------------------------
194,233       CIENA Corp.*                                      15,781,431
220,350       Corning, Inc.                                     11,637,234
 16,800       JDS Uniphase Corp.*                                  700,350
 76,254       Newport Corp.                                      5,994,279
 69,426       SDL, Inc.*                                        10,288,065

              INTERNET SERVICES - 3.7%                          10,225,800
--------------------------------------------------------------------------
511,290       Exodus Communications, Inc.*                      10,225,800

              NETWORKING - 14.0%                                39,272,087
--------------------------------------------------------------------------
334,852       Cisco Systems, Inc.*                              12,808,089
133,662       Extreme Networks, Inc.*                            5,229,526
168,444       Juniper Networks, Inc.*                           21,234,472

              SEMICONDUCTORS - 23.5%                            65,831,781
--------------------------------------------------------------------------
282,263       Applied Micro Circuits Corp.*                     21,182,956
 78,239       Broadcom Corp., (Class A)*                         6,572,076
 21,250       Integrated Device Technology, Inc.*                  703,906
176,533       PMC-Sierra, Inc.*                                 13,879,907
105,930       Powerwave Technologies, Inc.*                      6,196,905
285,500       TriQuint Semiconductor, Inc.*                     12,472,781
 87,200       Vitesse Semiconductor Corp.*                       4,823,250

              SOFTWARE - 16.2%                                  45,384,172
--------------------------------------------------------------------------
101,606       Ariba, Inc.*                                       5,448,622
264,200       BEA Systems, Inc.*                                17,783,963
 71,700       i2 Technologies, Inc.*                             3,898,687
105,200       Siebel Systems, Inc.*                              7,114,150
127,300       VERITAS Software Corp.*                           11,138,750

              STORAGE DEVICES - 20.0%                           55,808,130
--------------------------------------------------------------------------
223,890       Brocade Communications Systems, Inc.*             20,555,901
338,912       EMC Corp.*                                        22,537,648
198,085       Network Appliance, Inc.*                          12,714,581

              TOTAL INVESTMENT SECURITIES - 96.6%              270,124,421
              ------------------------------------------------------------
             (Cost $359,889,840)

              OTHER ASSETS IN EXCESS OF LIABILITIES - 3.4%       9,482,341
              ------------------------------------------------------------

              NET ASSETS - 100.0%                            $ 279,606,762
              ============================================================
              Equivalent to $33.45 per share


              *Non-income producing

             (see accompanying notes to financial statements)

                                      *
                       -------------------------------
            PORTFOLIO OF INVESTMENTS - BERKSHIRE TECHNOLOGY FUND
                              December 31, 2000



 Shares       Common Stocks                                          Value


              COMPUTER - 3.3%                                $     817,908
--------------------------------------------------------------------------
 29,342       Sun Microsystems, Inc.*                              817,908

              FIBER OPTICS - 15.9%                               3,978,616
--------------------------------------------------------------------------
 17,532       CIENA Corp.*                                       1,424,475
 18,740       Corning, Inc.                                        989,706
  1,525       JDS Uniphase Corp.*                                   63,573
  8,438       Newport Corp.                                        663,306
  5,652       SDL, Inc.*                                           837,556

              INTERNET SERVICES - 3.8%                             944,740
--------------------------------------------------------------------------
 47,237       Exodus Communications, Inc.*                         944,740

              NETWORKING - 14.0%                                 3,498,928
--------------------------------------------------------------------------
 29,621       Cisco Systems, Inc.*                               1,133,003
 12,920       Extreme Networks, Inc.*                              505,495
 14,758       Juniper Networks, Inc.*                            1,860,430

              SEMICONDUCTORS - 24.4%                             6,095,111
--------------------------------------------------------------------------
 28,421       Applied Micro Circuits Corp.*                      2,132,907
  7,498       Broadcom Corp., (Class A)*                           629,832
  1,925       Integrated Device Technology, Inc.*                   63,766
 15,622       PMC-Sierra, Inc.*                                  1,228,280
 11,270       Powerwave Technologies, Inc.*                        659,295
 24,800       TriQuint Semiconductor, Inc.*                      1,083,450
  5,380       Vitesse Semiconductor Corp.*                         297,581

              SOFTWARE - 17.2%                                   4,310,051
--------------------------------------------------------------------------
  9,482       Ariba, Inc.*                                         508,472
 26,120       BEA Systems, Inc.*                                 1,758,203
  8,500       i2 Technologies, Inc.*                               462,188
  9,000       Siebel Systems, Inc.*                                608,625
 11,115       VERITAS Software Corp.*                              972,563

              STORAGE DEVICES - 19.9%                            4,960,253
--------------------------------------------------------------------------
 22,131       Brocade Communications Systems, Inc.*              2,031,903
 27,252       EMC Corp.*                                         1,812,258
 17,388       Network Appliance, Inc.*                           1,116,092

              TOTAL INVESTMENT SECURITIES - 98.5%               24,605,607
              ------------------------------------------------------------
             (Cost $33,316,416)

              OTHER ASSETS IN EXCESS OF LIABILITIES - 1.5%         368,471
              ------------------------------------------------------------

              NET ASSETS - 100.0%                            $  24,974,078
              ============================================================
              Equivalent to $8.05 per share


              *Non-income producing

             (see accompanying notes to financial statements)

                                      *
                       -------------------------------
                     STATEMENTS OF ASSETS AND LIABILITIES
                              December 31, 2000

                                                            BERKSHIRE           BERKSHIRE
                                                           FOCUS FUND     TECHNOLOGY FUND
ASSETS
-----------------------------------------------------------------------------------------
Investment securities:
    At acquisition cost                                 $ 359,889,840       $  33,316,416
                                                        =================================
    At market value                                     $ 270,124,421       $  24,605,607
Cash                                                          602,126             128,845
Receivable for capital shares sold                          4,609,407             687,219
Receivable for securities sold                             17,450,231           1,700,502
Interest receivable                                            36,528               3,455
Dividend receivable                                               763                  84
                                                        ---------------------------------
    TOTAL ASSETS                                          292,823,476          27,125,712
                                                        ---------------------------------


LIABILITIES
-----------------------------------------------------------------------------------------
Payable for capital shares redeemed                         4,958,787           1,124,135
Payable for securities purchased                            7,729,393             976,899
Accrued advisory fees                                         517,396              49,198
Accrued expenses                                               11,138               1,402
                                                        ---------------------------------
    TOTAL LIABILITIES                                      13,216,714           2,151,634
                                                        ---------------------------------


NET ASSETS                                              $ 279,606,762       $  24,974,078
=========================================================================================


Net assets consist of:
Paid-in-capital                                         $ 468,532,032       $  45,797,797
Accumulated net realized losses
    from security transactions                            (99,159,851)        (12,112,910)
Net unrealized depreciation on investments                (89,765,419)         (8,710,809)
                                                        ---------------------------------
Net assets                                              $ 279,606,762       $  24,974,078
                                                        =================================


Shares of beneficial interest outstanding (unlimited
    number of shares authorized, no par value)              8,359,496           3,100,616
                                                        =================================


Net asset value, offering price and redemption
    price per share                                     $       33.45       $        8.05
                                                        =================================

(See accompanying notes to financial statements)

                                      *
                       -------------------------------
                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2000


                                                            BERKSHIRE          BERKSHIRE
                                                           FOCUS FUND      TECHNOLOGY FUND
INVESTMENT INCOME
-----------------------------------------------------------------------------------------
    Interest                                          $       365,484      $       43,186
    Dividends(A)                                               25,943               2,210
                                                        ---------------------------------
         TOTAL INVESTMENT INCOME                              391,427              45,396
                                                        ---------------------------------

EXPENSES
-----------------------------------------------------------------------------------------
    Investment advisory fees                                2,878,312             267,922
    Administrative fees                                       862,416              89,307
    Interest expense                                           11,138               1,402
                                                        ---------------------------------
         TOTAL EXPENSES                                     3,751,866             358,631
                                                        ---------------------------------

NET INVESTMENT LOSS                                        (3,360,439)           (313,235)
-----------------------------------------------------------------------------------------


REALIZED AND UNREALIZED
LOSSES ON INVESTMENTS
-----------------------------------------------------------------------------------------
Net realized losses from security transactions            (98,878,551)        (12,112,910)
Net change in unrealized depreciation on investments     (103,167,067)         (8,710,809)
                                                         --------------------------------

NET REALIZED AND UNREALIZED
LOSSES ON INVESTMENTS                                    (202,045,618)        (20,823,719)
                                                         --------------------------------

NET DECREASE IN NET ASSETS
FROM OPERATIONS                                       $  (205,406,057)     $  (21,136,954)
                                                        =================================

(A) Net of taxes withheld, $24 and $7 respectively.

(See accompanying notes to financial statements)

                                      *
                       -------------------------------
          STATEMENTS OF CHANGES IN NET ASSETS - BERKSHIRE FOCUS FUND
         For the Periods Ended December 31, 2000 and December 31, 1999


                                                                      Year                Year
                                                                     Ended               Ended
                                                                  12/31/00            12/31/99
FROM OPERATIONS:
----------------------------------------------------------------------------------------------
    Net investment loss                                     $   (3,360,439)      $    (173,738)
    Net realized losses from security transactions             (98,878,551)           (135,467)
    Net change in unrealized appreciation or
         depreciation on investments                          (103,167,067)         13,297,088
                                                              --------------------------------
Net increase (decrease) in net assets from operations         (205,406,057)         12,987,883
                                                              --------------------------------


DISTRIBUTIONS TO SHAREHOLDERS:
----------------------------------------------------------------------------------------------
    From net investment income                                           0                   0
    From net realized gain on investments                                0             (73,435)
                                                              --------------------------------
Decrease in net assets from distributions to shareholders                0             (73,435)
                                                              --------------------------------


FROM CAPITAL SHARE TRANSACTIONS:
----------------------------------------------------------------------------------------------
    Proceeds from shares sold                                  780,031,711          25,616,280
    Net asset value of shares issued in reinvestment
         of distributions to shareholders                                0              64,311
    Payments for shares redeemed                              (328,619,184)         (5,347,735)
                                                              --------------------------------
Net increase in net assets from capital share transactions     451,412,527          20,332,856
                                                              --------------------------------


TOTAL INCREASE IN NET ASSETS                                   246,006,470          33,247,304
----------------------------------------------------------------------------------------------


NET ASSETS:
----------------------------------------------------------------------------------------------
    Beginning of period                                         33,600,292             352,988
                                                              --------------------------------
    End of period                                           $  279,606,762       $  33,600,292
                                                              ================================
    Undistributed net investment income:                    $            0       $           0
                                                              ================================


CAPITAL SHARE ACTIVITY:
----------------------------------------------------------------------------------------------
    Shares sold                                                 14,588,056           1,051,819
    Shares issued on reinvestment of dividends                           0               1,644
    Shares redeemed                                             (7,071,883)           (231,614)
                                                              --------------------------------
    Net increase in shares outstanding                           7,516,173             821,849
    Shares outstanding, beginning of period                        843,323              21,474
                                                              --------------------------------
    Shares outstanding, end of period                            8,359,496             843,323
                                                              ================================

(See accompanying notes to financial statements)

                                      *
                       -------------------------------
        STATEMENTS OF CHANGES IN NET ASSETS - BERKSHIRE TECHNOLOGY FUND
                    For the Period Ended December 31, 2000



                                                                      Year
                                                                     Ended
                                                                  12/31/00
FROM OPERATIONS:
--------------------------------------------------------------------------
    Net investment loss                                     $     (313,235)
    Net realized losses from security transactions             (12,112,910)
    Net change in unrealized
          depreciation on investments                           (8,710,809)
                                                              ------------
Net decrease in net assets from operations                     (21,136,954)
                                                              ------------


DISTRIBUTIONS TO SHAREHOLDERS:
--------------------------------------------------------------------------
    From net investment income                                           0
    From net realized gain on investments                                0
                                                              ------------
Decrease in net assets from distributions to shareholders                0
                                                              ------------


FROM CAPITAL SHARE TRANSACTIONS:
--------------------------------------------------------------------------
    Proceeds from shares sold                                   80,763,325
    Net asset value of shares issued in reinvestment
         of distributions to shareholders                                0
    Payments for shares redeemed                               (34,662,293)
                                                              ------------
Net increase in net assets from capital share transactions      46,101,032
                                                              ------------


TOTAL INCREASE IN NET ASSETS                                    24,964,078
--------------------------------------------------------------------------


NET ASSETS:
--------------------------------------------------------------------------
    Beginning of period                                             10,000
                                                              ------------
    End of period                                           $   24,974,078
                                                              ============
    Undistributed net investment income:                    $            0
                                                              ============


CAPITAL SHARE ACTIVITY:
--------------------------------------------------------------------------
    Shares sold                                                  6,296,589
    Shares issued on reinvestment of dividends                           0
    Shares redeemed                                             (3,196,973)
                                                              ------------
    Net increase in shares outstanding                           3,099,616
    Shares outstanding, beginning of period                          1,000
                                                              ------------
    Shares outstanding, end of period                            3,100,616
                                                              ============

(See accompanying notes to financial statements)

                                      *
                       -------------------------------

                  FINANCIAL HIGHLIGHTS - BERKSHIRE FOCUS FUND
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                                       Year           Year           Year         Period (A)(B)
                                                      Ended          Ended          Ended          Ended
                                                    12/31/00       12/31/99       12/31/98       12/31/97


NET ASSET VALUE AT BEGINNING OF PERIOD           $    39.84     $    16.44      $    8.64     $    10.00
--------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
--------------------------------------------------------------------------------------------------------
    Net investment income (loss)                      (0.40)(C)      (0.31)          0.03           0.10
    Net realized and unrealized
         gains (losses) on investments                (5.99)         23.80           8.97          (1.36)
                                                    ----------------------------------------------------
Total from investment operations                      (6.39)         23.49           9.00          (1.26)
                                                    ----------------------------------------------------

LESS DISTRIBUTIONS:
--------------------------------------------------------------------------------------------------------
    Dividends from net investment income               0.00           0.00          (0.02)         (0.10)
    Distributions from net realized gains              0.00          (0.09)         (1.18)          0.00
                                                    ----------------------------------------------------
Total distributions                                    0.00          (0.09)         (1.20)          (.10)
                                                    ----------------------------------------------------

NET ASSET VALUE AT END OF PERIOD                 $    33.45     $    39.84      $   16.44     $     8.64
========================================================================================================


TOTAL RETURN                                         (16.04%)       142.90%        104.17%        (12.60%)
========================================================================================================


SUPPLEMENTAL DATA AND RATIOS:
--------------------------------------------------------------------------------------------------------
Net assets at end of period (thousands)          $  279,607     $   33,600      $    353      $     101


Ratio of expenses to average net assets:
         Before fee waiver                            1.95%(D)       1.89%          1.93%          1.00%
         After fee waiver                             1.95%(D)       1.89%          0.00%          0.00%

Ratio of net investment income (loss)
    to average net assets:
         Before fee waiver                           (1.75%)        (1.71%)        (1.66%)         0.12%
         After fee waiver                            (1.75%)        (1.71%)         0.26%          1.12%

Portfolio turnover rate                              166.4%         155.5%         136.0%          13.0%


(A) Represents the period from the commencement of operations (July, 1 1997) to December 31, 1997.

(B) Not annualized.

(C) Net investment income (loss) per share is calculated using ending balances prior to consideration or adjustment for permanent book and tax differences.

(D) For the period ended december 31, 2000 the ratios of expenses to average net assets excludes interest expense. The ratios before and after expense reimbursement, including interest expense, would be 1.96% and 1.96% respectively.


(See accompanying notes to financial statements)

                                      *
                       -------------------------------
               FINANCIAL HIGHLIGHTS - BERKSHIRE TECHNOLOGY FUND
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                                       Year
                                                      Ended
                                                   12/31/00


NET ASSET VALUE AT BEGINNING OF PERIOD           $    10.00
-----------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
-----------------------------------------------------------
    Net investment loss                               (0.10)(A)
    Net realized and unrealized
         losses on investments                        (1.85)
                                                      -----
Total from investment operations                      (1.95)
                                                      -----

LESS DISTRIBUTIONS:
-----------------------------------------------------------
    Dividends from net investment income               0.00
    Distributions from net realized gains              0.00
                                                      -----
Total distributions                                    0.00
                                                      -----

NET ASSET VALUE AT END OF PERIOD                 $     8.05
===========================================================


TOTAL RETURN                                         (19.50%)
===========================================================


SUPPLEMENTAL DATA AND RATIOS:
-----------------------------------------------------------
Net assets at end of period (thousands)          $   24,974

Ratio of expenses to average net assets                2.00%(B)

Ratio of net investment loss
    to average net assets                            (1.75%)

Portfolio turnover rate                              171.6%


(A) Net investment loss per share is calculated using ending balances prior to consideration or adjustment for permanent book and tax differences.

(B) For the period ended December 31, 2000 the ratio of expenses to average net assets excludes interest expense. The ratio including interest expense would be 2.01%.




(See accompanying notes to financial statements)

                                      *
                       -------------------------------
                        NOTES TO FINANCIAL STATEMENTS
                               December 31, 2000

1. Organization

The Focus Fund and Technology Fund (the "Funds") are each a non-diversified series of The Berkshire Funds (formerly Berkshire Capital Investment Trust) (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Delaware business trust on November 25, 1996. The Focus Fund commenced operations on July 1, 1997. The Technology Fund commenced operations on December 29, 1999. Each Fund's investment objective is to seek long-term capital appreciation through investments in equity securities.

2. Significant Accounting Policies

The following is a summary of the Funds' significant accounting policies:

Securities valuation - Each Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE"), normally 4:00 p.m., Eastern time. Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the NYSE, or, if not traded, at the most recent bid price. Securities which are traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the most recent bid price, as obtained from one or more of the major market makers for such securities. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation - The net asset value per share of each Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share is equal to the net asset value per share.

Investment income - Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Distributions to shareholders - Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions - Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

                                      *
                       -------------------------------
                        NOTES TO FINANCIAL STATEMENTS
                               December 31, 2000

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax - It is each Fund's policy to comply with the special provisions of the Internal Revenue Code (the "Code") available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.

Other - Generally Accepted Accounting Principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid-in-capital.

                                      *
                       -------------------------------
                        NOTES TO FINANCIAL STATEMENTS
                               December 31, 2000


3. Investment Transactions

Purchases and sales of investment securities (excluding short-term instruments) for the year ended December 31, 2000 were as follows:

                      Focus Fund                Technology Fund
Purchases          $  745,549,744               $  74,614,707
Sales              $  306,050,338               $  29,185,382

There were no purchases or sales of U.S. Government Securities for the year ended December 31, 2000.

Unrealized appreciation (depreciation) at December 31, 2000 based on cost of securities for Federal tax purposes is as follows:


                                        Focus Fund     Technology Fund

Gross unrealized appreciation       $   12,540,848     $     853,585
Gross unrealized depreciation         (137,912,322)      (12,218,073)
                                     --------------      ------------
Net unrealized appreciation         $ (125,371,474)    $ (11,364,488)


Cost of investments                 $  395,495,895     $  35,970,095



The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 2000, each Fund had the following capital loss carryforward for tax purposes:


                   Capital Loss Carryforward         Date of Expiration
Focus Fund              $  63,553,797                     12/31/08
Technology Fund         $   9,459,231                     12/31/08

                                      *
                       -------------------------------
                        NOTES TO FINANCIAL STATEMENTS
                               December 31, 2000

4. Related  Party Transactions, Investment Advisory and Administrative Fees

Certain officers and trustees of the Trust are also officers and directors of Berkshire Capital Holdings, Inc. ("Berkshire Capital").

Each Fund has an Investment Advisory Agreement and a separate Administration Agreement with Berkshire Capital. Under the terms of the Investment Advisory Agreement, Berkshire Capital receives a fee accrued each calendar day (including weekends and holidays) at a rate of 1.5% per annum of the daily net assets of each Fund. Under the Administration Agreement, Berkshire Capital receives a fee as compensation for services rendered, facilities furnished and expenses assumed at the annual rate of 0.50% of each Fund's average daily net assets up to $50 million, 0.45% of average net assets from $50 million to $200 million, 0.40% of average net assets from $200 million to $500 million, 0.35% of average net assets from $500 million to $1 billion, and 0.30% of average net assets in excess of $1 billion. Such fee is computed as a percentage of each Fund's daily net assets and is accrued each calendar day (including weekends and holidays). For the year ended December 31, 2000, Berkshire
Capital was paid an investment advisory fee of $2,878,312 and an administration fee of $862,416 from the Focus Fund. The Technology Fund paid an investment advisory fee of $267,922 and an administration fee of $89,307.

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


This report is provided for the general information of the shareholders of the Berkshire Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus. For more information regarding the Funds, including charges and expenses, visit our web site at www.berkshirefunds.com or call toll-free 1-877-526-0707 for a free prospectus. Please read it carefully before you invest or send money.

         THE BERKSHIRE FUNDS
         475 Milan Drive
         Suite #103
         San Jose, CA 95134
        (Toll-Free) 1-877-526-0707



         BOARD OF TRUSTEES
         Malcolm R. Fobes III, Chairman
         Ronald G. Seger
         Leland F. Smith
         Andrew W. Broer



         INVESTMENT ADVISER
         Berkshire Capital Holdings, Inc.
         475 Milan Drive
         Suite #103
         San Jose, CA 95134



         COUNSEL
         Brown, Cummins & Brown Co., L.P.A.
         3500 Carew Tower
         441 Vine Street
         Cincinnati, OH 45202



         TRANSFER AGENT
         Firstar Mutual Fund Services, LLC
         615 E. Michigan Street
         Milwaukee, WI 53202



         CUSTODIAN
         Firstar Bank, N.A
         425 Walnut Street
         Cincinnati, OH 45202



         DISTRUBUTOR
         Rafferty Capital Markets, Inc.
         1311 Mamaroneck Avenue
         White Plains, NY 10605